                                                                   EXHIBIT 99(i)



                  MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
               PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

(Dollars in Thousands, Except Per Share Amounts)            SEPT. 29,
ASSETS                                                         1995
---------------------------------------------------------  ------------
 CASH AND CASH EQUIVALENTS...............................  $  2,932,966
                                                           ------------

 CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
  OR DEPOSITED WITH CLEARING ORGANIZATIONS...............     5,360,550
                                                           ------------

 MARKETABLE INVESTMENT SECURITIES........................     2,321,681
                                                           ------------

 TRADING ASSETS, AT FAIR VALUE
 Corporate debt and preferred stock......................    18,254,829
 Contractual agreements..................................    11,463,086
 U.S. Government and agencies............................     8,992,533
 Non-U.S. governments and agencies.......................     8,946,106
 Equities and convertible debentures.....................     9,875,225
 Mortgages and mortgage-backed...........................     2,923,718
 Municipals..............................................       996,174
 Money markets...........................................     1,551,538
                                                           ------------
 Total...................................................    63,003,209
                                                           ------------

 RESALE AGREEMENTS.......................................    45,501,860
                                                           ------------

 SECURITIES BORROWED.....................................    23,619,471
                                                           ------------

 RECEIVABLES
 Customers (net of allowance for doubtful accounts of
  $47,754)...............................................    14,941,065
 Brokers and dealers.....................................    10,999,592
 Interest and other......................................     4,005,927
                                                           ------------
 Total...................................................    29,946,584
                                                           ------------

 INVESTMENTS OF INSURANCE SUBSIDIARIES...................     5,709,734

 LOANS, NOTES, AND MORTGAGES (NET OF ALLOWANCE FOR
  LOAN LOSSES OF $181,806)...............................     2,672,601

 OTHER INVESTMENTS.......................................       949,015

 PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
  (NET OF ACCUMULATED DEPRECIATION AND AMORTIZATION
  OF $2,167,374).........................................     1,608,225

 OTHER ASSETS............................................     1,846,791
                                                           ------------

 TOTAL ASSETS............................................  $185,472,687
                                                           ============

                                                                   EXHIBIT 99(i)
                                                                     (continued)

                  MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
               PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


(Dollars in Thousands, Except Per Share Amounts)         SEPT. 29,
LIABILITIES AND STOCKHOLDERS' EQUITY                       1995
-----------------------------------------------------  -------------
 LIABILITIES

 REPURCHASE AGREEMENTS...............................  $ 54,274,118
                                                       ------------

 COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS....    31,762,286
                                                       ------------

 TRADING LIABILITIES, AT FAIR VALUE
 U.S. Government and agencies........................    10,169,694
 Contractual agreements..............................    11,550,244
 Non-U.S. governments and agencies...................     7,507,530
 Equities and convertible debentures.................     6,197,449
 Corporate debt and preferred stock..................     1,772,335
 Municipals..........................................       100,523
                                                       ------------
 Total...............................................    37,297,775
                                                       ------------

 CUSTOMERS...........................................    10,527,590

 INSURANCE...........................................     5,443,687

 BROKERS AND DEALERS.................................    14,973,504

 OTHER LIABILITIES AND ACCRUED INTEREST..............     8,959,967

 LONG-TERM BORROWINGS................................    16,156,414
                                                       ------------

 TOTAL LIABILITIES...................................   179,395,341
                                                       ------------

 STOCKHOLDERS' EQUITY

 PREFERRED STOCKHOLDERS' EQUITY......................       618,800
                                                       ------------

 COMMON STOCKHOLDERS' EQUITY
 Common stock, par value $1.33 1/3 per share;
   authorized: 500,000,000 shares;
   issued: 236,330,162 shares........................       315,105
 Paid-in capital.....................................     1,216,025
 Foreign currency translation adjustment.............       (29,596)
 Net unrealized gains on investment securities
   available-for-sale (net of applicable income tax
   expense of $3,284)................................         6,404
 Retained earnings...................................     6,246,482
                                                       ------------
   Subtotal..........................................     7,754,420

 Less:
   Treasury stock, at cost: 56,453,746 shares........     1,998,751
   Unallocated ESOP reversion shares, at cost:
     4,375,113 shares................................        68,908
   Employee stock transactions.......................       228,215
                                                       ------------

 TOTAL COMMON STOCKHOLDERS' EQUITY...................     5,458,546
                                                       ------------

 TOTAL STOCKHOLDERS' EQUITY..........................     6,077,346
                                                       ------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..........  $185,472,687
                                                       ============

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